Exhibit 99.1

      Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of The Guardian Cash Fund, Inc. (the "Fund") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
G. Sorell, President of the Fund, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 6, 2003

                                       /s/ Thomas G. Sorell
                                       ----------------------------
                                       Thomas G. Sorell,
                                       President of
                                       The Guardian Cash Fund, Inc.

Exhibit 99.1

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of The Guardian Cash Fund, Inc. (the "Fund") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank
L. Pepe, Vice President and Treasurer of the Fund, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 6, 2003

                                       /s/ Frank L. Pepe
                                       -------------------------------
                                       Frank L. Pepe,
                                       Vice President and Treasurer of
                                       The Guardian Cash Fund, Inc.